Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion		$ 11,252
Change in unrealized gains (losses) on platinum and palladium bullion	(30,125)	13,595
Total income	(30,125)	24,847
Expenses
Management fees (note 8)	726	562
Bullion storage fees	286	487
Listing and regulatory filing fees	115	87
Unitholder reporting costs	66	60
Sales tax	86	64
Legal fees	112	71
Custodial fees	1	2
Administrative fees	30	38
Audit fees	85	69
Trustee fees	4	4
Independent Review Committee fees	6
Net foreign exchange gains (losses)		(1)
	1,517	1,443
Net income (loss) and comprehensive income (loss)	$ (31,642)	$ 23,404
Weighted average number of Units	8,299,012	6,976,031
Increase (decrease) in total equity from operations per Unit	$ (3.81)	$ 3.35